Confidential - For Internal Use Only 4Q25 Earnings Supplemental Building on a 16-year track record of profitable growth and success ©2025 Caliber

Disclaimers Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts.  These statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at https://www.sec.gov CALIBERCO.COM  |  8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258  |  480.295.7600  2

Today’s Speakers Chris Loeffler CHIEF EXECUTIVE OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. 3 Jade Leung CHIEF FINANCIAL OFFICER Jade Leung is Caliber’s CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Jade is also responsible for the strategic direction of Caliber’s information technology and data security initiatives. Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

4THE WEALTH DEVELOPMENT COMPANY 4 CEO Commentary

About Nasdaq: CWD - Where Real Assets & Digital Assets Converge 5 * Includes assets under management (AUM) of $779.7 million and assets under development (AUD) of $1.9 billion. ** Unlevered gross internal rate of return on all full-cycle investments. *** As of 3/23/2026 considering a price per token of $9.10. 16 years In Business $2.6 Billion Managed Assets* 19% IRR Unlevered Track Record** Caliber “CaliberCos Inc.” (Nasdaq: CWD) is a publicly listed, alternative asset manager investing at the intersection of real-world assets and digital finance. 507,560 Tokens; $4.6 Million Value*** 1st Public LINK Digital Asset Treasury (DAT) Seeking Appreciation, Yield Generation

CRE - Old Acronym, New Application 6 DeFi works because Chainlink works, and Institutional Customers Are Adopting It Note: Graphic produced by Chainlink Labs in public presentation(s)

What is Chainlink, Why Chainlink, and Why Now? 7 Chainlink’s Network is Experiencing Rapid Growth in Utilization Note: Graphic produced by Chainlink Labs in public presentation(s)

Caliber’s Vision: Unlocking Value Between Real & Digital Assets 8 Combining two worlds under one public company: ◦ A proven real estate private equity platform with 16 years of track record, and ◦ A new digital asset treasury and product platform anchored in Chainlink (LINK) Leveraging Caliber’s Wall Street experience and regulatory framework to: ◦ Efficiently raise capital through public and private channels, ◦ Accumulate and stake LINK to earn yield and align with Chainlink’s growth, and ◦ Build future investment products in both digital and tokenized real assets Caliber is not just investing in Chainlink - it’s building on it. ◦ Caliber is exploring tokenization of its real estate funds and assets

Tokenization of Real-World Assets; an Emerging Trend in Finance 9 Caliber believes real estate funds and assets present the next frontier in real world asset tokenization Note: Graphic produced by Chainlink Labs in public presentation(s)

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Why $LINK, and Why Now?

Chainlink: The Infrastructure Powering Decentralized and Institutional Finance

- Trusted by SWIFT, Mastercard, DTCC, S&P Global, Google Cloud, AWS, and the U.S. Department of Commerce.
- LINK Token Economics:
    - LINK is a payment and staking token - essential for securing the oracle network.
    - Staking ensures accuracy of data feeds, earning yield for validators.
    - Chainlink has begun buying back LINK tokens with protocol revenues, enhancing token scarcity and value.
    - Sergey Nazarov (CEO): "The full economic value of the network is designed to flow through LINK."
- Chainlink's oracle network remained fully operational during the October 2025 crypto liquidation - while competitor oracles failed or faced delays.
- We believe Chainlink, and the associated LINK token are at the pivotal momentum to go from concept, to real revenue, to scale.

CALIBER THE WEALTH DEVELOPMENT COMPANY
10

Caliber’s Flywheel - Two Growth Engines 11 1. Real Estate Platform ◦ Generates recurring fees and investment profits (cash flow) ◦ Produces stable returns and tangible value via Carried Interest ◦ Positive Cycle Renewed 2. LINK Treasury & Digital Asset Platform ◦ Builds balance sheet strength and yield ◦ Drives visibility and capital formation ◦ Increases efficiency of real asset investments The Flywheel Effect: Real estate profits fund LINK accumulation -> LINK yield and appreciation improve liquidity -> liquidity fuels more real estate growth -> repeat.

Private Equity Real Estate Investment’s Future: Tokenization 12 1. Primary Capital Formation ◦ Broaden investor access to private equity real estate through tokenized offerings ◦ Streamline fundraising and expand global reach 2. Secondary Liquidity ◦ Enable real estate investors to trade fund interests more efficiently ◦ Unlock value without requiring asset sales 3. Operational Efficiency ◦ Automate valuations, distributions, and investor reporting ◦ Reduce fund administration costs and enhance margins Tokenization improves scalability, profitability, and transparency across Caliber’s real estate platform.

PERE Platform Positioned for Renewed Cycle 13 Caliber Nasdaq: CWD Multi-Family Housing Multi-Tenant Industrial Hospitality RE Fund Syndication Hotel UPREIT “CHT”

Business model drives consistent growth to Caliber 14 Grow Revenue Raise Capital Grow Assets under Management Caliber helps investors profit from real estate investments by designing and creating investment funds to pursue undervalued assets. Through its fundraising team, Caliber raises capital into the funds it manages and invests that capital to grow Caliber’s total assets under management. Throughout the process, Caliber generates recurring revenue, service revenue, and investment revenue, which drives performance and investor capital to future funds. This revenue flywheel drives consistent growth to Caliber with non-dilutive financings at the fund level.

Revenue model provides diverse sources of income 15 Asset Services Asset & Fund Management Performance Fees CWD in-house real estate & investment services to generate both recurring income & service-based income. Real Estate Development Construction Management Acquisitions, Leasing, & Sales CWD’s performance fees drive profitability from asset sales & investment performance

Real Estate Enters New Cycle 16

Caliber Solves Its Clients’ Financial Needs 17 Income Lending, CORE Plus, Value Add, CHT Preferred Stock Clients who invest in Caliber’s Funds seek three primary outcomes: Desired Outcome Caliber Fund Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/ Reduction Opportunity Zone Funds, 1031 Investments Caliber’s Fundraising Engine Can Now Be Applied to Digital Assets High Net- Worth Investors Capital Sources RIA’s & Brokers Family Offices / Institutions

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Caliber's PERE Products

CALIBER OPPORTUNITY ZONE FUND II "Uncapped Roth"	Active Management Strategy	Desirable Markets	Target Mid-Teens IRR
CALIBER OPPORTUNISTIC GROWTH FUND "The Access Fund"	Positioned to Take Advantage of Upcoming Distress		Target Mid-Teens IRR
CALIBER CORE+ GROWTH & INCOME FUND "Passive Income Generator"	Stability with Upside Potential	Quarterly Liquidity (after 1-year lockup)	Target Low-Mid-Teens
PURE PICKLEBALL & PADEL AT RIVERWALK "QOZ & Non-QOZ Options"	Located in Scottsdale, AZ	World-Class Facility	Spanning ~ 186,423 sq. ft.

CALIBER THE WEALTH DEVELOPMENT COMPANY
18

19THE WEALTH DEVELOPMENT COMPANY 19 4Q25 Financial Highlights

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Financial Measures	• Platform revenue of $4.0 million, primarily driven by asset management revenue • Platform net loss attributable of $7.7 million, or $1.24 per diluted share • Platform Adjusted EBITDA loss of $0.4 million
Metrics	• Fair value assets under management of $779.7 million • Managed capital of $517.2 million
Q4 2025 Highlights	• Raised more than $4.5 million through common equity • Began staking LINK tokens for yield
Corporate	• On October 7, 2025, Caliber announced a partnership to deploy EV charging infrastructure, advancing sustainable asset enhancements across its portfolio. Caliber has partnered with Current, a leading EV infrastructure investor and developer, and InCharge Energy, the industry leader for design-build EV charging infrastructure and InService™, the Company's customizable offering for all-brand charger service, maintenance, and on-demand repair. • On October 31, 2025, Caliber announced that its Board of Directors has approved a Noteholder Conversion Program authorizing the ability of holders of certain of Caliber's unsecured corporate notes to convert such notes into shares of the Company's Class A common stock. • On December 11, 2025, Caliber announced that it had staked 75,000 LINK tokens directly with a leading Chainlink node operator. This marked the Company's first direct participation in the core infrastructure that secures the Chainlink Network. • On February 27, 2026, Caliber announced the sale of the Holiday Inn Ocotillo in the Phoenix-Chandler submarket for $13.0 million. The asset was owned by Caliber Hospitality Trust, Inc. (CHT); Caliber's private Umbrella Partnership C-Corporation (Up-C) vehicle focused on transformational and value enhancing opportunities in the hospitality space.

CALIBER THE WEALTH DEVELOPMENT COMPANY 20

4th Quarter - Historical Summary Results


Total Platform Revenue
(000's)
$8,000
$6,000
$4,000
$2,000
$—
$7,187
$4,726
$4,212
$7,416
$4,588
$3,549
$4,126
$3,516
$3,997
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
Asset Management
Performance Allocations


Managed Capital
(000,000's)
$700
$600
$500
$400
$300
$438
$454
$470
$485
$493
$495
$499
$506
$517
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25


Adjusted EBITDA
(000's)
$3,000
$2,000
$1,000
$—
$(1,000)
$(2,000)
$(3,000)
$1,553
$(1,669)
$(2,451)
$2,412
$(1,002)
$(1,352)
$(54)
$(665)
$(357)
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25


FV AUM
(000's)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$—
$741
$767
$773
$807
$795
$831
$803
$797
$780
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

CALIBER THE WEALTH DEVELOPMENT COMPANY
21

4th Quarter Summary Results 22 Platform Adjusted EBITDA (Loss) (000’s) $(1,002) $(357) 4Q24 4Q25 Net Income (Loss) (per common share) $(10.12) $(1.24) 4Q24 4Q25 (0 0 0 's ) Total Platform Revenue $4,588 $3,997 Asset Management Performance Allocations 4Q24 4Q25 $— $2,000 $4,000 $6,000 (0 0 0 's ) Total Consolidated Revenue* $8,687 $4,127 4Q24 4Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 * As previously communicated, Caliber has simplified the presentation of its financial perfornce by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 23 Annual Platform Revenue & Platform Adjusted EBITDA $2 6, 0 71 $1 2, 19 7 $1 5, 99 2 $2 4 ,11 8 $2 0 ,6 38 $2 0 ,9 4 2 $1 5, 18 8 $1 0 ,0 4 0 $( 2, 84 2) $3 ,4 62 $5 ,5 19 $( 1,2 51 ) $( 2, 71 0 ) $( 2, 4 28 ) Total Platform Revenue Platform Adjusted EBITDA 2019 2020 2021 2022 2023 2024 2025 $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

Annual Managed Capital & Asset Management Revenue 24 0 0 0 ,0 0 0 's Managed Capital and Asset Management Revenue $8 2 $3 2 $9 9 $8 6 $7 5 $6 9 $2 6 $2 0 5 $2 26 $3 0 7 $3 83 $4 38 $4 93 $5 17 $3 96 $4 20 $6 0 1 $7 4 6 $7 4 1 $7 95 $7 80 Capital Originations Managed Capital Fair Value AUM 2019 2020 2021 2022 2023 2024 2025 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 0 0 ,0 0 0 's $2 1.1 $1 1.8 $1 5. 3 $2 1.6 $1 7. 0 $2 0 .6 $1 5. 2 Asset Management Revenues 2019 2020 2021 2022 2023 2024 2025 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Carried Interest 25 0 0 0 ,0 0 0 's Value of Carried Interest $89.0 $87.7 $84.8 $90.5 $104.2 Carried Interest Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0 $120.0

26THE WEALTH DEVELOPMENT COMPANY 26 4Q25 Financial Review

CALIBER
THE WEALTH DEVELOPMENT COMPANY

GAAP Income Statements

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Revenues				
Asset management revenues	$ 3,963	$ 3,953	$ 14,391	$ 16,879
Performance allocations	2	1	27	358
Consolidated funds – hospitality revenues	—	2,943	5,057	26,476
Consolidated funds – other revenues	162	1,790	622	7,406
Total revenues	4,127	8,687	20,097	51,119
Expenses				
Operating costs	2,882	8,550	13,848	23,939
General and administrative	1,530	1,316	5,755	6,776
Marketing and advertising	333	244	796	751
Depreciation and amortization	181	154	664	593
Consolidated funds – hospitality expenses	—	3,312	4,743	26,503
Consolidated funds – other expenses	474	465	1,865	5,870
Total expenses	5,400	14,041	27,671	64,432
Other expense, net	(450)	(4,108)	(3,304)	(3,093)
Change in fair value of digital assets	(5,116)	—	(5,793)	—
Interest income	266	35	356	360
Interest expense	(1,487)	(1,466)	(6,712)	(5,424)
Net loss before income taxes	(8,060)	(10,893)	(23,027)	(21,470)
Provision for income taxes	—	—	—	—
Net loss	(8,060)	(10,893)	(23,027)	(21,470)
Net loss attributable to noncontrolling interests	(339)	495	(1,229)	(1,693)
Net loss attributable to CaliberCos Inc.	$ (7,721)	$ (11,388)	$ (21,798)	$ (19,777)
Basic and diluted net loss per share attributable to common stockholders	$ (1.24)	$ (10.12)	$ (7.70)	$ (17.90)
Weighted average common shares outstanding:				
Basic and diluted	6,229	1,123	2,830	1,100

CALIBER THE WEALTH DEVELOPMENT COMPANY
27

GAAP Balance Sheets 28 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) December 31, 2025 December 31, 2024 ASSETS Cash $ 2,538 $ 1,766 Restricted cash 2,628 2,582 Real estate investments, net 21,689 21,572 Digital assets 6,850 — Notes receivable - related parties, allowance of $909 and $0, respectively 7,348 105 Due from related parties, allowance of $4,071 and $3,985, respectively 10,086 6,965 Investments in unconsolidated entities 11,624 15,643 Operating lease - right of use assets 98 147 Prepaid and other assets 2,368 3,501 Assets of consolidated funds Cash 326 549 Restricted cash 524 — Real estate investments, net 10,807 45,090 Intangible assets, net 46,330 — Notes receivable - related parties, no allowance 936 6,848 Due from related parties, allowance of zero and $28, respectively 220 320 Operating lease - right of use assets 10,757 — Prepaid and other assets 267 447 Total assets $ 135,396 $ 105,535

GAAP Balance Sheets (Continued) 29 December 31, 2025 December 31, 2024 LIABILITIES AND STOCKHOLDERS' EQUITY Notes payable, net $ 46,347 $ 50,450 Accounts payable and accrued expenses 7,325 9,532 Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 221,434 and zero shares issued and outstanding as of December 31, 2025 and 2024, respectively 5,101 — Due to related parties 186 313 Operating lease liabilities 64 93 Other liabilities 771 750 Liabilities of consolidated funds Notes payable, net 33,605 29,172 Notes payable - related parties 2,330 2,047 Accounts payable and accrued expenses 1,719 1,207 Due to related parties 861 79 Operating lease liabilities 10,757 — Other liabilities 99 639 Total liabilities 109,165 94,282 Commitments and Contingencies

GAAP Balance Sheets (Continued) 30 December 31, 2025 December 31, 2024 Series A non-cumulative convertible preferred stock, $0.001 par value; $22,500,000 authorized and 5,875 and 5,000 shares issued and outstanding as of December 31, 2025 and 2024, respectively — $ — Series B convertible preferred stock, $0.001 par value; 50,000 authorized and 15,868 and zero shares issued and outstanding as of December 31, 2025 and 2024, respectively — — Class A common stock, $0.001 par value; 100,000,000 shares authorized, 6,534,319 and 759,370 shares issued and outstanding as of December 31, 2025 and 2024, respectively 7 1 Class B common stock, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as December 31, 2025 and 2024 — — Paid-in capital 79,731 44,017 Accumulated deficit (78,405) (56,607) Stockholders’ equity (deficit) attributable to CaliberCos Inc. 1,333 (12,589) Stockholders’ equity attributable to noncontrolling interests 24,898 23,842 Total stockholders’ equity 26,231 11,253 Total liabilities and stockholders’ equity $ 135,396 $ 105,535

CALIBER

THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Ilya Grozovsky, VP of Investor Relations & Corporate Development
Ilya.Grozovsky@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/

Appendix THE WEALTH DEVELOPMENT COMPANY 32

NON-GAAP Measures 33 Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds.  These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee- based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee-Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that  deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

NON-GAAP Measures (Continued) 34 Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our U.S. GAAP results assessing the amount of earnings available for distribution. Platform Earnings Platform Earnings represents the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. Platform Earnings per Share Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding. Platform Adjusted EBITDA Platform Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. The following tables presents a reconciliation of net income (loss) attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the three and nine months ended September 30, 2025 and 2024 (in thousands):

Platform Income Statements 35 ASSET MANAGEMENT PLATFORM (1) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended December 31, 2025 Platform Impact of Consolidated Fund and Eliminations Consolidated Revenues Asset management $ 3,996 $ (33) $ 3,963 Performance allocations 1 1 2 Consolidated funds – other revenue — 162 162 Total revenues 3,997 130 4,127 Expenses Operating costs 3,038 (156) 2,882 General and administrative 1,540 (10) 1,530 Marketing and advertising 332 1 333 Depreciation and amortization 188 (7) 181 Consolidated funds – other expenses — 474 474 Total expenses 5,098 302 5,400 Other expenses, net (294) (156) (450) Change in fair value of digital assets (5,116) — (5,116) Interest income 266 — 266 Interest expense (1,487) — (1,487) Net loss before income taxes (7,732) (328) (8,060) Provision for income taxes — — — Net loss (7,732) (328) (8,060) Net income attributable to noncontrolling interests — (339) (339) Net loss attributable to CaliberCos Inc. $ (7,732) $ 11 $ (7,721) Basic and diluted net loss per share $ (1.24) $ (1.24) Weighted average common shares outstanding: Basic and diluted 6,229 6,229

Platform Income Statements (Continued) 36 Year Ended December 31, 2025 Platform Impact of Consolidated Fund and Eliminations Consolidated Revenues Asset management $ 15,155 $ (764) $ 14,391 Performance allocations 33 (6) 27 Consolidated funds – hospitality revenue — 5,057 5,057 Consolidated funds – other revenue — 622 622 Total revenues 15,188 4,909 20,097 Expenses Operating costs 14,455 (607) 13,848 General and administrative 5,796 (41) 5,755 Marketing and advertising 795 1 796 Depreciation and amortization 691 (27) 664 Consolidated funds – hospitality expenses — 4,743 4,743 Consolidated funds – other expenses — 1,865 1,865 Total expenses 21,737 5,934 27,671 Other expenses, net (2,533) (771) (3,304) Change in fair value of digital assets (5,793) — (5,793) Interest income 357 (1) 356 Interest expense (6,712) — (6,712) Net loss before income taxes (21,230) (1,797) (23,027) Provision for income taxes — — — Net loss (21,230) (1,797) (23,027) Net income attributable to noncontrolling interests — (1,229) (1,229) Net loss attributable to CaliberCos Inc. $ (21,230) $ (568) $ (21,798) Basic and diluted net loss per share $ (7.50) $ (7.70) Weighted average common shares outstanding: Basic and diluted 2,830 2,830

Platform Income Statements (Continued) 37 Three Months Ended December 31, 2024 Platform Impact of Consolidated Fund and Eliminations Consolidated Revenues Asset management fees $ 4,587 $ (634) $ 3,953 Performance allocations 1 — 1 Consolidated funds – hospitality revenue — 2,943 2,943 Consolidated funds – other revenue — 1,790 1,790 Total revenues 4,588 4,099 8,687 Expenses Operating costs 8,933 (383) 8,550 General and administrative 1,327 (11) 1,316 Marketing and advertising 243 1 244 Depreciation and amortization 151 3 154 Consolidated funds – hospitality expenses — 3,312 3,312 Consolidated funds – other expenses — 465 465 Total expenses 10,654 3,387 14,041 Other expenses, net (4,122) 14 (4,108) Interest income 45 (10) 35 Interest expense (1,466) — (1,466) Net loss before income taxes (11,609) 716 (10,893) Provision for income taxes — — — Net loss (11,609) 716 (10,893) Net loss attributable to noncontrolling interests — 495 495 Net loss attributable to CaliberCos Inc. $ (11,609) $ 221 $ (11,388) Basic and diluted loss per share $ (10.34) $ (10.12) Weighted average common shares outstanding: Basic and diluted 1,123 1,123

Platform Income Statements (Continued) 38 Year Ended December 31, 2024 Platform Impact of Consolidated Fund and Eliminations Consolidated Revenues Asset management $ 20,563 $ (3,684) $ 16,879 Performance allocations 379 (21) 358 Consolidated funds – hospitality revenue — 26,476 26,476 Consolidated funds – other revenue — 7,406 7,406 Total revenues 20,942 30,177 51,119 Expenses Operating costs 24,904 (965) 23,939 General and administrative 6,817 (41) 6,776 Marketing and advertising 751 — 751 Depreciation and amortization 598 (5) 593 Consolidated funds – hospitality expenses — 26,503 26,503 Consolidated funds – other expenses — 5,870 5,870 Total expenses 33,070 31,362 64,432 Other expenses, net (2,654) (439) (3,093) Interest income 559 (199) 360 Interest expense (5,424) — (5,424) Net loss before income taxes (19,647) (1,823) (21,470) Provision for income taxes — — — Net loss (19,647) (1,823) (21,470) Net loss attributable to noncontrolling interests — (1,693) (1,693) Net loss attributable to CaliberCos Inc. $ (19,647) $ (130) $ (19,777) Basic and diluted loss per share $ (17.86) $ (17.90) Weighted average common shares outstanding: Basic and diluted 1,100 1,100 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

CALIBER
THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliations

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Net loss attributable to CaliberCos Inc.	$ (7,721)	$ (11,388)	$ (21,798)	$ (19,777)
Net income (loss) attributable to noncontrolling interests	(339)	495	(1,229)	(1,693)
Net loss	(8,060)	(10,893)	(23,027)	(21,470)
Provision for income taxes	—	—	—	—
Net loss before income taxes	(8,060)	(10,893)	(23,027)	(21,470)
Depreciation and amortization	188	151	691	598
Consolidated funds' impact on fee-related earnings	172	(712)	1,025	1,185
Stock-based compensation	335	656	1,697	2,378
Severance	(82)	41	1,016	244
Performance allocations	(2)	(1)	(27)	(358)
Other (income) expenses, net	(37)	(196)	(360)	(1,211)
Investments impairment	390	—	2,808	4,304
Change in fair value of digital assets	5,116	—	5,793	—
Bad debt expense	(59)	—	85	4,079
Interest expense, net	1,221	1,421	6,355	4,865
Fee-related earnings	(818)	(1,150)	(3,944)	(5,386)
Performance allocations	2	1	27	358
Interest expense, net	(1,221)	(1,421)	(6,355)	(4,865)
Provision for income taxes	—	—	—	—
Distributable earnings	(2,037)	(2,570)	(10,272)	(9,893)
Interest expense	1,487	1,466	6,712	5,424
Other expenses (income), net	37	196	360	1,211
Consolidated funds' impact on Caliber adjusted EBITDA	156	(94)	772	548
Platform adjusted EBITDA	(357)	(1,002)	(2,428)	(2,710)
Consolidated funds' EBITDA adjustments	110	2,517	1,633	9,694
Consolidated adjusted EBITDA	$ (247)	$ 1,515	$ (795)	$ 6,984

CALIBER THE WEALTH DEVELOPMENT COMPANY
39

NON-GAAP Reconciliations (Continued) 40 PLATFORM REVENUE (1) (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Fund management fees $ 3,016 $ 2,844 $ 11,281 $ 12,318 Financing fees 70 34 643 650 Development and construction fees 508 1,685 2,442 6,751 Brokerage fees 402 24 789 844 Total asset management 3,996 4,587 15,155 20,563 Performance allocations 1 1 33 379 Total revenue $ 3,997 $ 4,588 $ 15,188 $ 20,942 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

NON-GAAP Reconciliations (Continued) 41 MANAGED CAPITAL (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2024 $ 492,542 Originations 2,990 Return of capital (315) Balances as of March 31, 2025 495,217 Originations 4,226 Return of capital (876) Balances as of June 30, 2025 498,567 Originations 8,086 Return of capital (664) Balances as of September 30, 2025 505,989 Originations 11,197 Balances as of December 31, 2025 $ 517,186 December 31, 2025 December 31, 2024 Real Estate Hospitality $ 49,289 $ 49,260 Caliber Hospitality Trust (1) 97,037 97,414 Residential 103,961 96,687 Commercial 180,569 170,858 Total Real Estate (2) 430,856 414,219 Credit (3) 82,163 72,351 Other (4) 4,167 5,972 Total $ 517,186 $ 492,542 (1) We earn a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and are reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. (2) Beginning during the year ended December 31, 2023, we include capital raised from our investors through corporate note issuances that was further invested in our funds in Managed Capital. As of December 31, 2025, and December 31, 2024, we had invested $11.6 million and $20.4 million, respectively, in our funds. (3) Credit managed capital represents loans made to our investment funds by us and our diversified funds. As of December 31, 2025 and December 31, 2024, we had loaned $8.5 million and $0.4 million, respectively, to our funds. (4) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliations (Continued) 42 Fair Value Assets Under Management (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2024 $ 794,923 Assets acquired (1) 10,300 Construction and net market appreciation 25,800 Credit (3) 379 Other (3) (644) Balances as of March 31, 2025 830,758 Construction and net market appreciation (25,313) Assets sold or disposed (2) (1,487) Credit (3) 627 Other (3) (1,409) Balances as of June 30, 2025 803,176 Construction and net market appreciation (6,683) Assets sold or disposed (2) (1,917) Credit (3) 2,334 Other (3) 123 Balances as of September 30, 2025 $ 797,033 Assets acquired (1) 2,019 Construction and net market appreciation 1,837 Assets sold or disposed (2) (27,756) Credit (3) 6,472 Other (3) 125 Balances as of December 31, 2025 $ 779,730 (1) Assets acquired during the year ended December 31, 2025 include one self storage property in Colorado and one land parcel intended for hotel development in Texas. (2) Assets sold during the year ended December 31, 2025 include three hospitality assets and various lot sales related to development assets. (3) Other FV AUM represents undeployed capital held in our diversified funds. (4) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund.

NON-GAAP Reconciliations (Continued) 43 Fair Value Assets Under Management, by Asset Class (AMOUNTS IN THOUSANDS) (UNAUDITED) December 31, 2025 December 31, 2024 Real Estate Hospitality $ 55,600 $ 68,500 Caliber Hospitality Trust 191,900 236,800 Residential 165,900 161,700 Commercial 280,000 249,600 Total Real Estate 693,400 716,600 Credit(1) 82,163 72,351 Other(2) 4,167 5,972 Total $ 779,730 $ 794,923 (1) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund. (2) Other FV AUM represents undeployed capital held in our diversified funds.